UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 18, 2006

Date of Report

(Date of earliest event reported)

ESSENTIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-32601	33-0597050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Tri-State Parkway, Suite 300, Gurnee, Illinois 60031

(Address of principal executive offices, including zip code)

(847) 855-7676

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On or about August 18, 2006, Essential Group, Inc. (the “Company”) entered into Amendment No. 3 To Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of August 18, 2006 (“Amendment No. 3”), with Dennis N. Cavender, the Company’s Executive Vice President, Chief Financial Officer and Secretary. Amendment No. 3 amends certain terms of the Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of October 27, 2003 (the “Cavender Agreement”), previously entered into between the Company and Mr. Cavender and filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

Specifically, Amendment No. 3 extends, from six months to twelve months, the period for which Mr. Cavender will be entitled to receive payments following termination of his employment in specified circumstances. Amendment No. 3 also adds terms and conditions to the Cavender Agreement whereby Mr. Cavender will be entitled to receive payments if his employment is terminated following the occurrence of a Change in Control (as such term is defined in Amendment No. 3).

On or about August 22, 2006, the Company entered into Amendment No. 2 To Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of August 22, 2006 (“Amendment No. 2”), with Julie A. Ross, the Company’s Executive Vice President. Amendment No. 2 amends certain terms of the Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of March 14, 2003 (the “Ross Agreement”), previously entered into between the Company and Ms. Ross and filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003.

Specifically, Amendment No. 2 adds terms and conditions to the Ross Agreement whereby Ms. Ross will be entitled to receive payments if her employment is terminated following the occurrence of a Change in Control (as such term is defined in Amendment No. 2).

In each case, the above summaries of Amendment No. 3 and Amendment No. 2 are qualified in their entirety by reference to Amendment No. 3 and Amendment No. 2, respectively, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment No. 3 To Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of August 18, 2006, between Essential Group, Inc. and Dennis N. Cavender.

10.2 Amendment No. 2 To Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of August 22, 2006, between Essential Group, Inc. and Julie A. Ross.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESSENTIAL GROUP, INC.
(Registrant)

By	/s/ Dennis N. Cavender
Dennis N. Cavender
Executive Vice President, Chief Financial Officer and Secretary

August 24, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 3 To Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of August 18, 2006, between Essential Group, Inc. and Dennis N. Cavender.

10.2	Amendment No. 2 To Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of August 22, 2006, between Essential Group, Inc. and Julie A. Ross.